Global Fund Summary	Ticker: LLGLX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus dated May 1, 2012, as supplemented through January 28, 2013 and Statement of Additional Information (SAI) dated May 1, 2012, as supplemented December 27, 2012 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, shareholder reports, and other information about the Fund online at www.longleafpartners.com/mutual_fund_documents/prospectus. You can also get this information free by calling (800) 445-9469 or by sending an e-mail request to Longleaf@SEasset.com.

Investment Objective and Policy

Longleaf Partners Global Fund seeks long-term capital growth. The Fund seeks to achieve this objective by investing primarily in U.S. and non-U.S. companies we believe to be significantly undervalued. Current income is not an objective.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Global Fund.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.125%

12b-1 Fees	None

Other Expenses*	1.025

Gross Expenses Prior to Fee Waiver	2.15

Fee Waiver Due to Expense Cap	(0.50)

Total Annual Fund Operating Expenses	1.65%

* Other expenses are based on estimated amounts for the current fiscal year.

Example of Fund Expenses. This example helps compare the cost of investing in the Global Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

1 Year	3 Years
$168	$520

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities that we believe meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•	Good price that is typically 60% or less of our conservative appraisal determined through

Longleaf Partners Global Fund

Global Fund Summary

fundamental financial analysis using disciplines we’ve applied over 37 years. We believe purchasing equities at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Global Fund normally invests at least 40% of total assets in the equity securities of non-U.S. issuers throughout the world, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund primarily owns common stock or securities convertible into common stocks.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Definition of Non-U.S.  ■  A company will generally be considered non-U.S. if headquartered outside the United States or if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Stock Market Risk  ■  Equity prices fluctuate and may decline in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the value of your investment goes down and you redeem your shares, you could lose money.

Investment Selection Risk  ■  Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks  ■  As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds are not successful in addressing these risks, their business values and stock prices may decline, which would have a negative impact on the value of your Fund shares.

Non-Diversification Risk  ■  Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and its share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks  ■  Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets.

Focused Investment Risks  ■  The Fund does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when the Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Longleaf Partners Global Fund

Performance

Because the Fund commenced investment operations on or about December 27, 2012, no year-by-year total return bar chart or average annual total return table is being presented. The year-by-year total return bar chart and the average annual total return table will be provided after the Fund has annual returns for at least one calendar year.

Free updated performance information can be obtained at longleafpartners.com or (800) 445-9469.

At that time, performance information will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.

Longleaf Partners Global Fund

Global Fund Summary

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins  ■  Chairman and Chief Executive Officer of Southeastern. Fund manager since 2012.

G. Staley Cates  ■  President and Chief Investment Officer of Southeastern. Fund manager since 2012.

Purchase and Sale of Fund Shares

Minimum investment

•	$10,000 initial purchase (closed to new investors)

•	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed on any day the New York Stock Exchange is open for trading.

Regular mail instructions:

P.O. Box 9694

Providence, RI 02940-9694

Overnight mail:

4400 Computer Drive

Westborough, MA 01581

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.